AVEO Overview November 2019

Cautionary Note Regarding Forward-Looking Statements

Multiple Potential Opportunities for Value Creation

Financial Highlights

FOTIVDA® (tivozanib) TIVO-3 Pivotal Phase 3 Study

Tivozanib: VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor

TIVO-3: Study Design

TIVO-3: Superior PFS and ORR*

Progression-Free Survival – Key Subgroups*

Durable Disease Control with Tivozanib (Patients with > 1 year PFS)

Secondary Endpoint – Overall Survival

Pre-NDA Regulatory Feedback and POA

As OS Data Matures HR Improves

Treatment-Related Adverse Events* (≥20% frequency in either arm)

TIVO-3 Conclusions

PD-1 Combination Opportunities

Tivozanib Properties May Provide Advantages in Combination with IO Therapy

Phase 2 Data Presented at ESMO in September 2019

ESMO 2019: Encouraging Safety Results

ESMO 2019: Encouraging Efficacy

Combination of PD-1 + VEGF TKIs: Promising Responses, All Phase 3 Currently 1st Line

TiNivo – Strong Efficacy Seen in Both Treatment Naive and Previously Treated Patients

Immuno-Oncology Clinical Collaboration with AstraZeneca

Tivozanib Commercial Opportunity

If Approved, Significant Potential Commercial Opportunity for Tivozanib in the United States

Potential Relevance of Tivozanib in Refractory RCC

FOTIVDA® Commercialization in EU and ROW

Pipeline and Near-Term Milestones

AVEO Key Near Term Potential Milestones

AVEO Overview November 2019

Exhibit 99.1

AVEO Overview

November 2019

AVEO ONCOLOGY

Cautionary Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," "contemplate," "seek," "look forward," "advance," "goal," "strategy," "promising," "opportunity" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO's goals and business strategy, prospects, plans and objectives; AVEO's plans regarding communications with, and potentially submitting a new drug application (NDA) to the U.S. Food and Drug Administration (FDA) for tivozanib; the timing, design and results of preclinical and clinical trials, including AVEO's plans, and expectations regarding the results of overall survival analyses for the Phase 3 TIVO-3 study of tivozanib in RCC; the timing and outcome of meetings with and applications to regulatory authorities by AVEO and its partners; the competitive landscape for, and the potential utility of, AVEO's product candidates, AVEO's statements regarding the potential efficacy, safety and tolerability profile of tivozanib, including with respect to overall survival; the potential commercial opportunity of tivozanib and AVEO's other product candidates and AVEO's estimates for its cash runway.

Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO's ability, and the ability of its licensees, to demonstrate to the satisfaction of applicable regulatory agencies such as the FDA and the EMA the safety, efficacy and clinically meaningful benefit of AVEO's product candidates, including, in particular, tivozanib; AVEO's ability to successfully file an NDA for tivozanib; AVEO's and its collaborators' ability to successfully enroll and complete clinical trials; AVEO's ability to enter into and maintain its third party collaboration and license agreements, and its ability, and the ability of its strategic partners, to achieve development and commercialization objectives under these arrangements; the timing and costs of seeking and obtaining regulatory approval; AVEO's ability to maintain compliance with regulatory requirements applicable to its product candidates; AVEO's ability to obtain and maintain adequate protection for intellectual property rights relating to its product candidates; AVEO's ability to successfully implement its strategic plans; AVEO's ability to raise the substantial additional funds required to achieve its goals, including those goals pertaining to the development and commercialization of tivozanib; unplanned capital requirements; adverse general economic and industry conditions; and those risks discussed in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources" included in AVEO's quarterly and annual reports on file with the SEC and in other filings that AVEO may make with the SEC in the future. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation, and specifically disclaims any obligation, to update any of these statements, except as required by law.

AVEO ONCOLOGY

AVEO Oncology: Strategy for Value Creation

Value Enhancing Partnerships
Partnerships advance programs and provide capital

Deep Pipeline Addressing Significant Unmet Needs
Multiple oncology and non-oncology pipeline opportunities

FOTIVDA® (tivozanib) – **IO Combinations (RCC, HCC, other)**
Selective VEGFR TKI has potential to enable unique tolerability in combination

FOTIVDA® (tivozanib) – **Monotherapy (RCC)**
Differentiated VEGFR TKI has potential to deliver unsurpassed efficacy AND favorable tolerability

AVEO ONCOLOGY

Multiple Potential Opportunities for Value Creation

Ongoing or complete

In Planning

Clinical	Preclinical	Phase 1	Phase 2	Phase 3	Regulatory Filing	Marketed	Partner
Tivozanib (RCC) *VEGFR 123 TKI*						**TIVO-1** (Phase 3 Registration Study in 1st Line RCC)	EUSA Pharma (Europe)
				TIVO-3 (Phase 3 Registration Study in 3rd Line RCC)			
			TiNivo (+OPDIVO® RCC)				
Tivozanib (HCC) *VEGFR 123 TKI*			**DEDUCTIVE** (1st line HCC+ IMFINZI®)				AstraZeneca
Ficlatuzumab *HGF MAb*			**SCCHN** (Ficla +/- ERBITUX®)				biodesix
			Pancreatic (Ficla + Nab-paclitaxel + Gemcitabine)				
			CyFi-2 (HiDac +/- Ficla AML)				
AV-203 (CAN017) *ERBB3 MAb*	**Esophageal**						CANbridge
Pre-Clinical							
Tivozanib *VEGFR 123 TKI*	**Non-Oncology**						Kyowa Kirin
AV-380 *GDF15 MAb*	**Cachexia**						
AV-353 *Notch 3 MAb*	**Oncology**						

Financial Highlights

Cash on hand to fund planned operations into 3Q 2021*

- $40.2M in cash, cash equivalents, and marketable securities as of 2Q 2019
- $25.0M upfront payment from Kyowa Kirin received in 3Q 2019
- Runway includes paydown of debt, randomized phase 2 studies for ficlatuzumab in SCCHN and AML as well as Phase 1/2 study for tivozanib in HCC.

Kyowa Kirin buy back of tivozanib non-oncology rights:

- $25.0M upfront payment
- Waiver of the $18.0M potential payment due to Kyowa Kirin upon an AVEO U.S. approval for tivozanib
- $391.0M in potential development and commercial milestones
- Tiered high single-digit to low double-digit royalties on tivozanib net sales in non-oncologic indications

EUSA royalties and potential milestones:

- $20.0M in R&D reimbursement for access to TIVO-3 data, if optioned
- $6.0M in potential reimbursement and regulatory approval milestones
- $335.0M in potential tiered commercial milestones
- Tiered low double-digit to mid-twenties royalties on FOTIVDA® (tivozanib) net sales in Europe, Latin America, Africa, and Australia

Approximately $32.0 million ATM availability through SVB Leerink sales agreement

Streamlined, experienced team with a headcount of ~20

*This estimate excludes, subject to our decision whether to submit a New Drug Application (NDA) for tivozanib to the U.S. Food and Drug Administration (FDA), remaining costs to prepare and filing fees in connection with a possible NDA submission, and pre-commercialization activities that we may undertake. This estimate also assumes no receipt of additional milestone payments from our partners, no funding from new partnership agreements, no additional equity financings, no debt financings, no additional sales of equity under our sales agreement with SVB Leerink and no additional sales of equity through the exercise of our outstanding warrants. Accordingly, the timing and nature of activities contemplated for the remainder of 2019 and thereafter will be conducted subject to the availability of sufficient financial resources.

AVEO ONCOLOGY

FOTIVDA® (tivozanib)

TIVO-3 Pivotal Phase 3 Study

AVEO ONCOLOGY

Tivozanib: VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor

Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life that is designed to optimize blockade while minimizing off-target toxicities[1,2]


PLGF
VEGF-B
VEGF-A
VEGF-C
VEGF-D
VEGFR-1
VEGFR-2
VEGFR-3
TIVOZANIB
TIVOZANIB
TIVOZANIB
PROLIFERATION
MIGRATION
SURVIVAL
ANGIOGENESIS


Potency & Dose
Less potent
More potent
IC_{50} (nM)
1,000
100
10
1
0.1
VEGFR-1
VEGFR-2
VEGFR-3
tivozanib
axitinib
Sutent
Votrient
Nexavar
1.5
10
50
800
800
Dose (mg/day)


Selectivity
Fold selectivity
(VEGFR/off-target kinase)
9
8
7
6
5
4
3
2
1
0
[c-kit]
tivozanib
[c-kit]
axitinib
[c-kit]
Sutent
[c-kit]
Votrient
[ras1]
Nexavar


Half Life
Tivozanib exhibits a half life of ~4.5 days
$t_{½}$ (h)
100
80
60
40
20
0
tivozanib
axitinib
Sutent
Votrient
Nexavar

AVEO ONCOLOGY

1 Nakamura K et al. Cancer Res 2006;66:9134–9142.
2 Eskens FA et al. Clin Cancer Res 2011;17:7156–7163.

TIVO-3: Study Design

First stratified 3rd line dataset of patients with prior PD-1 exposure

TIVO-3

Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With Refractory Advanced Renal Cell Carcinoma

N = 350

- Recurrent/metastatic RCC
- Failed at least two prior regimens including VEGFR-TKI
- Stratified by prior regimen (TKI-TKI; TKI-PD1; TKI-Other)
- ECOG PS 0 or 1

RANDOMIZE 1:1

- tivozanib
- sorafenib

- 1°: PFS
- 2°: OS, ORR, DoR, Safety and Tolerability for ITT

60% 3rd line patients, 40% 4th line+

AVEO ONCOLOGY

TIVO-3: Superior PFS and ORR*


44% improvement in median PFS
27% risk reduction for progression or death
Median PFS, mo (95% CI)
Tivozanib 5.6 (5.3, 7.3)
Sorafenib 3.9 (3.7, 5.6)
HR, 0.73 (95% CI: 0.56, 0.94)
P=0.0165
1yr PFS
28%
11%
2yr PFS
18%
5%
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Progression Free Survival Time
Treatment Group
Tivozanib
Sorafenib

Final Analysis - Superior Overall Response Rate and Durability

tivozanib	sorafenib
18%	8%

- Statistically significant benefit in ORR, p=0.02
- Durable responses with tivozanib:
  - 55% remaining in response past 2 years
  - Median DoR: tivozanib not reached vs sorafenib 5.7 months

*Final analysis, as of Oct 4, 2018

Progression-Free Survival – Key Subgroups*

TIVO-3


Progression-free Survival (%)
Tivozanib
Sorafenib
Tivozanib
Sorafenib
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Prior Checkpoint Inhibitor + VEGFR TKI		
	Tivozanib (n=47)	Sorafenib (n=44)
Median PFS, months (95% CI)	7.3 (4.8, 11.1)	5.1 (3.2, 7.4)
HR (95% CI)	0.55 (0.32, 0.94)	
P Value	0.028	
ORR**	24.4%	6.8%


Progression-free Survival (%)
Tivozanib
Sorafenib
Tivozanib
Sorafenib
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Two Prior VEGFR TKIs		
	Tivozanib (n=79)	Sorafenib (n=80)
Median PFS, months (95% CI)	5.5 (3.6, 7.4)	3.7 (3.6, 3.9)
HR (95% CI)	0.57 (0.39, 0.83)	
P Value	0.003	
ORR**	15.2%	7.5%

*Final analysis, as of Oct 4, 2018

Porta et al. ASCO 2019

Durable Disease Control with Tivozanib (Patients with > 1 year PFS)

TIVO-3


Tivozanib
N^=52
Patients
Months of PFS
Sorafenib
N^=20
Patients
Months of PFS

RED = Patients Progression Free* and Still on Therapy as of Aug 15, 2019

AVEO ONCOLOGY

*Investigator assessed
N^ = number of patients with PFS > 1 year

Secondary Endpoint – Overall Survival

TIVO-3

- **Prespecified OS Analysis Update (Aug 15, 2019): HR*=0.99**
  - Analysis based on 227 OS events
  - 95% CI: 0.76-1.29; p=0.95
  - 44 additional events since Oct 4, 2018 data cut
    - 16 tivozanib events and 28 sorafenib events
    - Total survival events 114 tivozanib and 113 sorafenib
  - Median OS: tivozanib=16.4 mo (95% CI: 13.4-22.2), sorafenib=19.7 mo (95% CI: 15.0-24.2)**
  - 20 tivozanib patients progression free and on therapy vs 2 for sorafenib
- **Final OS Analysis Planned for 2Q20**

*Hazard Ratio (HR): assesses the relative risk of death for the entirety of the dataset
**Median OS: point in time value separating the earlier half of events from the latter half within each arm

AVEO ONCOLOGY

Pre-NDA Regulatory Feedback and POA

- FDA remains concerned about the TIVO-3 OS results in the context of the overall development of the drug. FDA concerned that TIVO-3 OS may worsen with final update.
- AVEO plans to file NDA in 1Q20 for tivozanib as a treatment for relapsed/refractory RCC.
- Final OS update planned for 2Q20. AVEO agreed that if OS HR>1, AVEO will withdraw application.
- ODAC discussion is expected during review.

AVEO ONCOLOGY

As OS Data Matures HR Improves

TIVO-3

TIVO-3 PFS Curve (ITT)



Progression Free Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
72% of OS events in preliminary analysis from patients with <4 months of PFS (Oct 4, 2018 Data Cut)
1yr PFS
28%
11%
2yr PFS
18%
5%
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Progression Free Survival Time
Treatment Group
Tivozanib
Sorafenib

20 of the 61 tivozanib patients who are living remain progression free and on tivozanib treatment vs 2 of 62 for sorafenib

	Oct 4, 2018		Aug 15, 2019	
Group (N)	OS Events (%)	OS HR	OS Events (%)	OS HR
ITT (350)	52%	1.12	65%	0.99
VEGF/IO (91)	43%	1.14	58%	0.88
VEGF/VEGF (159)	58%	1.05	66%	0.98
VEGF/Other (100)	54%	1.42	69%	1.10

AVEO ONCOLOGY

Treatment-Related Adverse Events*
(≥20% frequency in either arm)

TIVO-3

Preferred Term	Tivozanib (N=173)^ All Grades %	Tivozanib (N=173)^ Grade 3/4 %	Sorafenib (N=170)^ All Grades %	Sorafenib (N=170)^ Grade 3/4 %
Treatment Related AEs	84	44	94	55
Hypertension	36	20	25	14
Diarrhea	33	2	50	9
Fatigue	29	4	19	5
Decreased Appetite	26	4	21	2
Dysphonia	24	1	8	0
Asthenia	21	5	17	4
PPE**	16	1	38	10
Rash	4	0	24	8

>5% difference between arms

*Analysis as of Oct 4, 2018

**Palmar-plantar erythrodysesthesia syndrome, also know as hand-foot syndrome

^Safety population

AVEO ONCOLOGY

TIVO-3

Safety and Tolerability Results*

	Tivozanib (N=173)^		Sorafenib (N=170)^
Mean Number of Cycles Initiated	11.9		6.7
AEs Leading to Dose Reductions (%)	24	P=0.005	38
AEs Leading to Dose Interruption (%)	48	P=0.007	63
Treatment Related SAEs (%)	12		11
Treatment Related Deaths (%)	0		0
Deaths within 30 days of Tx (N)	15		13
Exposure Adj Deaths per Month of Tx**	0.72%		1.11%

88% of all 227 deaths in the study occurred beyond 30 days from last dose of study drug

*Analysis as of Aug 15, 2019
**Exposure Adj Deaths Based on 48,656 tivozanib Tx days and 29,883 sorafenib Tx days through 10/4/2018 data cut
^Safety population

AVEO ONCOLOGY

TIVO-3

TIVO-3 Conclusions

- Tivozanib significantly improves PFS and ORR compared to sorafenib in patients with treatment-refractory advanced RCC
  - ✓ Tivozanib was superior in patients previously treated with checkpoint inhibitors as well as two VEGFR-TKIs
  - ✓ Responses with tivozanib were more durable than sorafenib
- OS HR=0.99 at August 15, 2019 interim analysis
  - ✓ As OS data matures HR has improved
  - ✓ 20 patients remain on tivozanib vs. 2 on sorafenib
  - ✓ Company plans to file NDA in 1Q20 and conduct final OS analysis in 2Q20
- Tivozanib had lower rates of dose adjustments and reductions
  - ✓ Hypertension is the most common AE for tivozanib
  - ✓ Lower rates of hand-foot, diarrhea, and rash were seen with tivozanib

AVEO ONCOLOGY

PD-1 Combination Opportunities

AVEO ONCOLOGY

Tivozanib Properties May Provide Advantages in Combination with IO Therapy

>>Toxicity: Caution with PD1/PDL1 TKI combinations

But..

not all VEGF inhibitors are the same.

Case for more selective, potentially more combinable VEGF Inhibitors ?

ASCO ANNUAL MEETING '17 | #ASCO17

Hammers, Emerging VEGF-I/O Combinations, ASCO 2017



Selectivity
Fold selectivity (VEGFR/off-target kinase)
0
1
2
3
4
5
6
7
8
9
[c-kit] tivozanib
[c-kit] axitinib
[c-kit] Sutent
[c-kit] Votrient
[ras1] Nexavar

Nakamura K et al. Cancer Res 2006;66:9134–9142.

-/ EXPERIMENT I RESULTS 1

REGULATORY T CELLS



% CD4+/CD25+/FoxP3+
0.0
0.5
1.0
1.5
untreated
Axitinib
Tivozanib
Pazopanib
Sorafenib
Sunitinb
p-values were calculated by t test

p value vs. neg. control	CD4+/CD25+/FoxP3+
Axitinib	0.908
Tivovzanib	0.034
Pazopanib	0.354
Sorafenib	0.427
Sunitinib	0.002

Influence on regulatory T cells

16 h after the last TKI application, splenocytes were isolated and CD4+ / CD25+ / FoxP3+ Tregs were analyzed by flow cytometry.

Results: Only Tivozanib and (as described before) sunitinib significantly reduced the percentage of regulatory T cells.

Pawlowski N et al. AACR 2013. Poster 3971.

AVEO ONCOLOGY

Phase 2 Data Presented at ESMO in September 2019

TiNiVo

A Phase 1/2, Open-Label, Multi-Center Study of Tivozanib in Combination with Nivolumab (OPDIVO®) in Subjects with Advanced Renal Cell Carcinoma (TiNivo)

Phase 1

- N = 6
- ECOG PS ≤ 1 and life expectancy ≥ 3 months

→ Tivozanib (1.0 mg/day) QD/21 days + nivolumab 240 mg Q2 weeks

→ Tivozanib (1.5 mg/day) QD/21 days + nivolumab 240 mg Q2 weeks

1° safety, tolerability, and maximum tolerated dose
2° antineoplastic activity

Full dose and schedule selected for Phase 2

Phase 2

- N = 22
- ECOG PS ≤ 1 and life expectancy ≥ 3 months

→
- Tivozanib (1.5 mg/day) QD/21 days + nivolumab 240mg Q2 weeks

Further evaluation of safety and antineoplastic activity

AVEO ONCOLOGY

ESMO 2019: Encouraging Safety Results

TiNiVo

Table 1. Baseline patient characteristics in all enrolled patients

	Patients (N=25)
Median age, y (range)	64 (37-75)
Sex, n (%)	
Male	19 (76)
Female	6 (24)
Prior therapy, n (%)	
0	12 (48)
1	11 (44)
2+	2 (8)
ECOG PS, n (%)	
0	15 (60)
1	10 (40)

- Hypertension (52%) is the most common grade 3/4 AE
- Only 17% of patients required a dose reduction

Table 2. Treatment-related AEs of all grades (AEs in≥ 30% of patients) and grade 3/4 (all AEs)

	All grades	Grade 3/4
	Patients (N=25)	
Total, n (%)	25 (100)	20 (80)
Gastrointestinal disorders, n (%)	17 (68)	0
Diarrhea	11 (44)	0
Stomatitis	10 (40)	0
General disorders, n (%)	19 (76)	3 (12)
Asthenia	15 (60)	0
Fatigue	4 (16)	2 (8)
Systemic inflammatory response syndrome	1 (4)	1 (4)
Skin and subcutaneous disorders, n (%)	17 (68)	3 (12)
Pruritus	11 (44)	0
Dry skin	8 (32)	0
Palmar-plantar erythrodysesthesia syndrome	9 (36)	2 (8)
Rash	4 (16)	1 (4)
Musculoskeletal disorders, n (%)	16 (64)	1 (4)
Arthralgia	11 (44)	0
Myalgia	8 (32)	0
Pain in extremity	2 (8)	1 (4)
Vascular disorders, n (%)	16 (64)	13 (52)
Hypertension	17 (68)	13 (52)
Malignant hypertension	2 (8)	2 (8)

AVEO ONCOLOGY

Barthelemy et al. ESMO 2019

ESMO 2019: Encouraging Efficacy

- 56% ORR and 96% DCR
- 72% had tumor shrinkage ≥ 25%
- 4% of patients had a complete response
- mPFS of 18.9 months
- Results suggest additive or synergistic efficacy for tivozanib + PD-1

Figure 2. Change in tumor size by prior treatment[a,b]



Change (%)
20
0
-20
-40
-60
-80
-100
-120
Treatment-naïve
Previously treated

[a]One patient had progressive disease as best response due to appearance of new lesions in the first scan.
[b]One patient had a lymph node measurement of 9 mm not taken into account on the reduction presented.

Figure 5. Progression-free survival by prior therapy



Treatment-naïve
Previously treated
Progression-free survival (%)
100
80
60
40
20
0
+ Censored
0
5
10
15
20
25
Months
Number at risk
Treatment-naïve
12
10
7
6
4
2
Previously treated
13
12
11
10
6
1

Figure 3. Response and treatment duration



Best Overall Response
Treatment ongoing
Treatment naïve
Previously treated
First occurrence of response
Weeks (1cycle=4 weeks)

uPR=unconfirmed partial response.

Barthelemy et al. ESMO 2019

Combination of PD-1 + VEGF TKIs: Promising Responses, All Phase 3 Currently 1st Line

	50% Pre-treated	100% Pre-treated	60% Pre-treated	Treatment Naive	Treatment Naive	Treatment Naive
Efficacy N (%)	Tivozanib + Nivolumab[1] Total N=25	Pembro + Lenvatinib[2] Total N=30	Cabo + Nivo or IpiNivo[3] Total N=13	Axitinib + Pembro[4] Total N=52	Axitinib + Avel[5] Phase 3 Total N=442 (ITT)	Axitinib + Pembro[6] Total N=432
CR	1 (4)	0 (0)	0 (0)	4 (8)	(3)	(6)
PR	13 (52)	20 (67)	7 (54)	34 (65)	(48)	(54)
ORR	14 (56)	20 (67)	7 (54)	38 (73)	(51)	(60)
PFS	18.9 mo	18.0 mo	18.4 mo	20.9 mo	13.8 mo	15.1 mo
Dose Reductions	17%	73%	Not Reported	62%	42%	20%

1. Barthelemy, et al. Tivozanib Combined With Nivolumab: Phase Ib/II Study in mRCC, ESMO 2019; 2. Lee, et al. A Phase 1b/2 Trial of Lenvatinib + Pembrolizumab in Patients With Renal Cell Carcinoma, ASCO 2018; 3. Nadal, et al. Ph1 study of cabozantinib + nivolumab (CaboNivo) alone or with ipilumimab (CaboNivoIpi) in GU tumors , ASCO GU 2018; 4. Atkins, et al., Axitinib in combination with pembrolizumab in patients with advanced renal cell cancer: a non-randomised, open-label, dose-finding, and dose-expansion phase 1b trial, The Lancet Oncology, Volume 0 , Issue 0; 5. Motzer, et al. 1st line avelumab + axitinib therapy in patients with aRCC: Ph3, ESMO 2018; 6. Powles, et al., Pembroliumab plus axitinib vs Sunitinib as First Line Therapy in RCC: KEYNOTE 426, ASCO GU 2019

AVEO ONCOLOGY

Note: Data from separate studies

TiNivo – Strong Efficacy Seen in Both Treatment Naive and Previously Treated Patients

TiNiVo

	Treatment Naïve (12)	Pre-Treated (13*)	Overall (25)
CR	8%	-	4%
PR	42%	62%	52%
SD	42%	38%	40%
PD	8%	-	4%
ORR (CR+PR)	50%	62%	56%
DCR (CR+PR+SD)	92%	100%	96%
mPFS	18.9 mo (4.7, NR)	NR (11.0, NR)	18.9 mo (16.4, NR)
TX Ongoing	33%	31%	32%

**Includes 2 prior IO Pts*

Second Line**

Tivozanib Mono[1]
ORR 18% PFS 11.0

+

Nivolumab Mono[2]
ORR 21.5% PFS 4.2

*****Data from separate studies***

1) *Molina et al. EJC 2018*
2) *McDermott et al. ASCO 2018*

AVEO ONCOLOGY

DEDUCTIVE

Immuno-Oncology Clinical Collaboration with AstraZeneca

- Clinical Rationale: Combination of two agents has potential to show enhanced efficacy and tolerability profile among TKI/IO regimens.

Tivozanib Mono[2]		Durvalumab Mono[3]
No prior Tx / N=19 ORR 21% OS 7.5	+	Prior Sorafenib / N=40 ORR 10.3% OS 13.2

HCC Revenue Projections - Major Markets (Millions USD)[1]


$5,000
$4,000
$3,000
$2,000
$1,000
$0
2017
2027

HCC Market – Key Opportunity[1]

- Developing combination regimens comprising drugs of different mechanisms of action as first-line treatment can generate significant commercial rewards.

- Phase 1/2 study ongoing: Costs shared equally and clinical drug supplied by each company

[1] *Decision Resources HCC Disease Landscape and Forecast – Dec 2018*
[2] *Lee S et al, ASCO GI 2018*
[3] *Wainberg et al, ASCO 2017*

AVEO ONCOLOGY

Tivozanib Commercial Opportunity

AVEO ONCOLOGY

If Approved, Significant Potential Commercial Opportunity for Tivozanib in the United States



2nd Line Market *(est. 2020)*
~$700M[1]

3rd Line+ Market *(est. 2020)*
~$300M[1]

- Expect opportunity to expand
- Potential to be <u>first</u> agent indicated for 3rd & 4th line
- <u>Only</u> pivotal dataset in RCC stratified by <u>*prior PD-1*</u>

1 >PFS with tivozanib may extend treatment duration

2 Extended OS from IO may expand population eligible for 3rd line treatment

3 Efficacy + tolerability may increase patients opting for 3rd and 4th line treatment


1st Line
65%[1]
2nd Line
50%[1]
3rd Line
25%[1]
4th Line

NA royalties to KHK are low- to mid-teens on net sales
1 Decision Resources Pharmacor 2020 Market Projections July 2019

Composition of matter patent into 2022 with potential for extension into 2027 for both Europe and North America

Potential Relevance of Tivozanib in Refractory RCC

Agree Neutral Disagree

Treatments with proven efficacy are needed for patients who have failed 2 or more lines of treatment for RCC


0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

I prefer using drugs that do not often require me to adjust or interrupt dose due to patient tolerability issues


0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

Blinded Tivo Profile Ratings compared to current treatment options in refractory patients


Efficacy
Tolerability
80%
67%
Worse
Same
Better


Likelihood to Prescribe
60%
40%
20%
0%
1
2
3
4
5
6
7
Not at all likely
Neutral
Extremely Likely

Source: AVEO blinded Third-Party U.S. Oncologist Market Research using approximate TIVO-3 PFS and AE profile - Dec 2018 n=100

FOTIVDA® Commercialization in EU and ROW

- ESMO Guidelines updated to include FOTIVDA® (tivozanib)[1] – Feb 2019
  - First-line treatment for patients with good or intermediate risk
  - Second-line patients following TKIs
- Launched in 3 of the EU5 Countries (each launch triggers $2.0M milestone)
  - Launched in Germany, Spain and UK
- Approved in 1 of 5 non-EU countries (3 of 5 triggers $2.0M milestone)
  - Approved in New Zealand
- $20.0M in R&D reimbursement for access to TIVO-3 data, if optioned
- $335.0M in potential tiered commercial milestones
- Tiered low double-digit to mid-twenties royalties on FOTIVDA® (tivozanib) net sales in Europe, Latin America, Africa, and Australia



KKC entitled to 30% of all royalties and milestones, a portion of R&D reimbursement is excluded

1. https://www.esmo.org/Guidelines/Genitourinary-Cancers/Renal-Cell-Carcinoma

Pipeline and Near-Term Milestones

AVEO ONCOLOGY

Tivozanib

VEGFR 1, 2 and 3 Tyrosine Kinase Inhibitor

- Launched in Europe by EUSA as FOTIVDA® in first line RCC in November 2017
- TIVO-3 study on-going for potential U.S. registration for RCC
- Tivozanib + OPDIVO® Phase 1/2 in collaboration with BMS complete in RCC
- Tivozanib + IMFINZI® Phase 1/2 in collaboration with AZ open for enrollment in HCC
- AVEO retains milestones and royalties for non-oncology indications in key markets
- Composition of Matter (COM) and other IP to at least 2022*

Potential Tivozanib (VEGFR 1, 2 and 3 TKI) Milestones		2H19	1H20	2H20
TIVO-3	NDA Filing and Final OS		●	
DEDUCTIVE	HCC Phase 1/2 (Durvalumab + Tivo) Initiation	✓		
TiNiVo	RCC Phase 1/2 (Nivolumab + Tivo) Final PFS Presentation	✓		

AVEO ONCOLOGY

** Does not include potential PTE up to 5 yr max*

Ficlatuzumab

biodesix

HGF Inhibitory Antibody with Optimal Blockade of c-Met

- **AML**: Phase 1/2 trial of ficlatuzumab and cytarabine in refractory AML patients (n=18)
  - Demonstrated 50% CR in patients refractory to initial therapy
  - Randomized Phase 2 in planning
- **SCCHN:** Randomized Phase 2 trial ongoing (Ficlatuzumab +/- ERBITUX®)
- **Pancreatic Cancer**: Phase 1/2 trial ongoing (Ficlatuzumab + Nab-paclitaxel + Gemcitabine)

Composition of Matter (COM) and other IP to at least 2027*

Potential Ficlatuzumab (HGF Inhibitory Antibody) Milestones	2H19	1H20	2H20
CyFi-2 AML Randomized Phase 2 POC (HiDAC +/- Ficlatuzumab) Initiation	●		
Pancreatic Phase 1/2 (Ficlatuzumab + Nab-paclitaxel + Gemcitabine) Presentation		●	
SCCHN Randomized (Ficlatuzumab +/- ERBITUX®) Phase 2 POC Data			●

AVEO ONCOLOGY

** Does not include potential PTE up to 5 yr max*

AV-203 (CAN017)

CANbridge

Anti-ERBB3 MAb with Broad Therapeutic Potential

- CANbridge to fund clinical development through Phase 2 POC study
- Potential additional $40.0M development and regulatory/$90.0M commercial milestone
- Tiered low double-digit royalties for ex-NA rights
- Planned indication: squamous cell esophageal cancer (IND accepted in China August 2018)
- Composition of Matter (COM) and other IP ranging from 2031 to 2032*

Potential CAN017 (AV-203) (Anti-ERBB3 MAb) Milestones	2H19	1H20	2H20
Squamous Cell Esophageal Cancer Phase 1/2 Study Initiation		●	

AVEO ONCOLOGY

** Does not include potential PTE up to 5 yr max*

AV-380

First-in-Class, Anti-GDF15 MAb for Cachexia

- Cachexia affects approximately 5 million patients in the U.S. alone; affects up to 80% of advanced cancer patients and is responsible for approximately 30% of all cancer deaths[1,2]
- Pre-clinical development underway to enable planned IND submission in 2020
- Composition of Matter (COM) through at least 2033* and in-licensed methods of use patent

Potential AV-380 (Inhibitory Antibody Targeting GDF15) Milestones	2H19	1H20	2H20
AV-380 IND Submission			●

** Does not include potential PTE up to 5 yr max*

AVEO ONCOLOGY

1. Morley et al; Am J Clin Nutr 2006;83:735–43
2. Lerner, et al. MAP3K11/GDF15 axis is a critical driver of cancer cachexia, J Cachexia Sarcopenia Muscle. 2016 Sep; 7(4): 467–482.

AVEO Key Near Term Potential Milestones

Tivozanib (VEGFR 1, 2 and 3 TKI)	2H19	1H20	2H20
TIVO-3 NDA Filing and Final OS		●	
DEDUCTIVE HCC Ph 1/2 (Durvalumab + Tivo) Initiation	✓		
TiNivo RCC (Nivolumab + Tivo) Final PFS Presentation	✓		
Ficlatuzumab (HGF Inhibitory Antibody)	**2H19**	**1H20**	**2H20**
AML Randomized Phase 2 POC (HiDAC +/- Ficlatuzumab) Initiation	●		
Pancreatic Phase 1/2 (Ficlatuzumab + Nab-paclitaxel + Gemcitabine) Presentation		●	
SCCHN Randomized (Ficlatuzumab +/- ERBITUX®) Phase 2 POC Data			●
CAN017 (AV-203) (Anti-ERBB3 MAb)	**2H19**	**1H20**	**2H20**
Squamous Cell Esophageal Cancer Phase 1/2 Study Initiation		●	
AV-380 (Inhibitory Antibody Targeting GDF15)	**2H19**	**1H20**	**2H20**
AV-380 IND Submission			●

AVEO ONCOLOGY

AVEO Overview

November 2019

AVEO ONCOLOGY